UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2015

GME Innotainment, Inc.
(Exact name of registrant as specified in charter)

Florida	000-54446	59-2318378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, 19/F, Kodak House 2, Java Road, North Point, Hong Kong
(Address of Principal Executive Offices)

(852) 3543-1208
(Registrant’s Telephone Number, Including Area Code)

Great China Mania Holdings, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2015, FINRA announced the name and symbol change of Great China Mania Holdings, Inc. (GMEC) to GME Innotainment, Inc. (GMEV), which corporate action was reported in our Form 8-K filed with the SEC on June 15, 2015.

As a result of the name change, our new CUSIP number is 403775109 and our new symbol is GMEV.  This corporate action took effect at the open of business on July 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT CHINA MANIA HOLDINGS, INC.

Date: July 22, 2015	By:	/s/ Kwong Kwan Yin Roy
Kwong Kwan Yin Roy
Chief Executive Officer and Director

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